[MHM FINAL DRAFT (6)]
[03/29/2019]

[Translation]	SECURITIES REGISTRATION STATEMENT

Filed with:	The Director of Kanto Local Finance Bureau

Filing Date:	March 29, 2019

Name of the Issuer:	Putnam Mortgage Securities Fund

Name and Official Title of	Jonathan S. Horwitz
Representative of Company:	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Address of Principal Office:	100 Federal Street, Boston, Massachusetts
02110 U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-law

Address or Place of Business	Mori Hamada & Matsumoto
of Registration Agent:	Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

U.S. Government Income Trust

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public Offering or Sale of Foreign Investment Fund Securities:	Putnam Mortgage Securities Fund

Aggregate Amount of Foreign Investment Fund Securities to be Publicly Offered or Sold:	Up to 1.2 billion U.S. dollars (JPY130.8 billion) for class M Shares.

Note:           U.S. amount (hereinafter referred to as “dollar” or “$”) is translated into Japanese Yen at the rate of $1.00=JPY108.96, the mean of the exchange rate quotations by MUFG Bank, Ltd., for buying and selling spot dollars by telegraphic transfer against Japanese Yen on January 31, 2019.

Places where a copy of this Securities           Not applicable.

Registration Statement is available

For Public Inspection:

Mortgage Securities Fund

PART I. INFORMATION ON THE SECURITIES

1.         NAME OF FUND

            Putnam Mortgage Securities Fund *

            * Prior to April 19, 2018, the fund was known as Putnam U.S. Government Income Trust.

2.         NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES

            Seven classes of shares (class A shares, class B shares, class C shares, class M shares, class R shares, class R6 shares and class Y shares). Registered shares of beneficial interest without par value.

            Class M Shares (hereinafter referred to as the “Shares”) are available for public offering in Japan. As to the Shares, there are no credit ratings that have been provided or made available for inspection by any credit-rating firm due to a request from the issuer of the fund, or that are to be provided or made available for inspection by any credit-rating firm due to a request from the issuer of the fund.

3.         TOTAL AMOUNT OF ISSUE (OFFERING) PRICE

            Up to 1.2 billion U.S. dollars (JPY130.8 billion) for class M Shares.

            Note 1:     Dollar amount is translated, for convenience, at the rate of $1.00=JPY108.96 (the mean of the exchange rate quotations by MUFG Bank, Ltd. for buying and selling spot dollars by telegraphic transfer against Japanese Yen on January 31, 2019). The same rate applies hereinafter unless otherwise indicated.

            Note 2:     In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down.  Therefore, there are cases in which the amount for the “total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4.         ISSUE (OFFERING) PRICE

            The net asset value per Share next calculated on a fund business day (“Fund Business Day”) after the application for purchase is received by the fund.

            Place of reference in respect of the issue price is the same as 8. PLACE OF SUBSCRIPTION set forth below.

  Note: A “Fund Business Day” means a day on which the New York Stock Exchange (“NYSE”) is open for business.

5.         SALES CHARGE

            The public offering price means the amount calculated by dividing the net asset value by (1 - 0.0325) and rounded to three decimal places. The sales charge in Japan is up

U.S. Government Income Trust

            to 3.24% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount which is over the net asset value of the Sales Price shall be retained by Putnam Retail Management Limited Partnership (hereinafter referred to as “Putnam Retail Management”), principal underwriter of the fund (the “Principal Underwriter”).

6.         MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION

            The minimum amount for purchase of Shares is 100 Shares, and Shares may be purchased in integral multiples of 100 shares.

7.         PERIOD OF SUBSCRIPTION

            From March 30, 2019 (Saturday) to March 29, 2020 (Friday)

            Provided that the subscription is handled only on a Fund Business Day that is also a business day when the Distributor, defined below, is open for business in Japan.

            Period of subscription is renewed by submitting Securities Registration Statements by the end of the offering period.

8.         PLACE OF SUBSCRIPTION

            Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.

            5-2 Marunouchi 2-chome, Chiyoda-ku, Tokyo

            URL: http://www.sc.mufg.jp/

            (hereinafter referred to as “MUMS” or the “Distributor”)

            Note:   The subscription is handled at the head office and the branch offices in Japan of the above-mentioned distributor.

9.         DATE OF PAYMENT

            Investors shall pay the issue price and sales charge to the Distributor or the sales handling companies within 4 business days in Japan from the day when the Distributor or the sales handling companies confirm the execution of the order (the “Trade Day”). The total issue price for each date of subscription (the “Application Day”) will be transferred by the Distributor to the account of Putnam Retail Management within 4 Fund Business Days (hereinafter referred to as “Payment Date”) from (and including) the Application Day.

10.       PLACE OF PAYMENT

            Same as the item (8) above.

11.       MATTERS CONCERNING TRANSFER AGENCY

            Not applicable.

12.       MISCELLANEOUS

(1)      Deposit for Subscription

            None.

Mortgage Securities Fund

(2)      Outline of Underwriting, Etc.

a.   MUMS undertakes to make a public offering of the Shares in accordance with an agreement dated November 25, 1997 with Putnam Retail Management in connection with the sale of the Shares in Japan.

b.   MUMS will execute or forward the purchase orders and repurchase requests relating to the Shares received directly or indirectly through other sales and repurchase handling companies (hereinafter referred to as the “Sales Handling Company”) to the fund.

Note:   “Sales Handling Company” means a financial instruments agent company and/or registration agent financial institution that shall conclude an agreement with the Distributor concerning agency business of shares of the fund, act as agent for the Distributor for the subscription or repurchase of shares of the fund from investors, and handle the business concerning receipt of subscription money from investors or the payment of repurchase proceeds to investors.

c.   The fund has appointed MUMS as the Agent Company in Japan.

            Note:   “Agent Company” shall mean a company that under a contract made with a foreign issuer of investment securities makes public the net asset value per Share and forwards the prospectus concerning the shares, financial reports or other documents to the Distributor in Japan and renders such other services.

(3)        Method of Subscription

            Investors who subscribe to Shares shall enter into an agreement with the Distributor or the Sales Handling Company concerning transactions of foreign securities. The Distributor or the Sales Handling Company shall provide to the investors an Agreement Concerning a Foreign Securities Transactions Account and other agreements (“Account Agreement”) and the investors shall submit to the Distributor or the Sales Handling Company an application requesting the opening of a transactions account under the Account Agreement. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by the Distributor or the Sales Handling Company.

            The subscription amount shall be paid in dollars to the account of Putnam Retail Management for the fund by MUMS on the Payment Date.

(4)        Investor Profile

            The fund is designed for investors seeking as high a level of current income as Putnam Investment Management, LLC (the “Investment Management Company” or “Putnam Management”) believes is consistent with preservation of capital. The fund discourages excessive short-term trading activity. It should not be an investor’s sole investment. However, the fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income. Investors should ask their financial representative for details.

Mortgage Securities Fund

(5)        Performance

            The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. Before April 19, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the fund’s class M shares. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

            Annual total returns for class M shares before sales charges

•                 Best calendar quarter (Q1 2009): 7.87%

•                 Worst calendar quarter  (Q2 2013): -2.77%

Average annual total returns after sales charges (for periods ended 12/31/18)

	Past 1 year	Past 5 years	Past 10 years
Class M shares before taxes	-4.26%	0.23%	3.87%
Bloomberg Barclays U.S. MBS Index (no deduction for fees, expenses)	0.99%	2.53%	3.11%
Bloomberg Barclays GNMA-Bloomberg Barclays U.S. MBS Linked Benchmark** (no deduction for fees, expenses or taxes)	1.04%	2.35%	3.16%

            As of April 19, 2018, the Bloomberg Barclays U.S. MBS Index (an unmanaged index of agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac) replaced the Bloomberg Barclays GNMA Index as the benchmark for the fund because, in the Investment Management Company’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund. The average annual total returns of the Bloomberg Barclays GNMA Index (an unmanaged index of Government National Mortgage Association bonds) for the one-, five-, and ten-year periods ended on December 31, 2018 were 1.02%, 2.35%, and 3.16%, respectively.

Mortgage Securities Fund

**        The Bloomberg Barclays GNMA-Bloomberg Barclays U.S. MBS Linked Benchmark represents performance of the Bloomberg Barclays GNMA Index from inception date of the fund, February 8, 1984, through April 18, 2018 and performance of the Bloomberg Barclays U.S. MBS index from April 19, 2018 through the current period.

(6)        Fees and expenses

            The following table describes the fees and expenses investors may pay if they buy and hold shares of the fund. An investor may qualify for sales charge discounts if the investor and the investor’s family invest, or agree to invest in the future, at least $100,000 in class A shares (not available in Japan) or $50,000 in class M shares of the fund.

            Shareholder fees on purchases of class M Shares (fees paid directly from an investor’s investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25% / Up to 3.24%*
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	NONE

*          Percentage after consumption tax applicable in Japan (3.00% before consumption tax).

            Annual fund operating expenses of class M Shares (expenses an investor pays each year as a percentage of the value of the investor’s investment)

Management fees	Distribution and service (12b-1) Fees	Other expenses	Total annual fund operating expenses	Expense reimbursement<	Total annual fund operating expenses after expense reimbursement
0.39%	0.49%+	0.30%##	1.18%	(0.19)%	0.99%

+          Represents a blended rate.

<          Reflects the Investment Management Company’ contractual obligation to limit certain fund expenses through January 30, 2020. This obligation may be modified or discontinued only with approval of the Board of Trustees.

##        Restated to reflect current fees.

(7)        Example

            The following hypothetical example is intended to help investors compare the cost of investing in the fund with the cost of investing in other funds. It assumes that investors invest $10,000 in the fund for the time periods indicated and then redeem all their shares at the end of those periods. It assumes a 5% return on an investor’s investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. An investor’s actual costs may be higher or lower.

Mortgage Securities Fund

	1 year	3 years	5 years	10 years
Class M shares	$423	$669	$935	$1,694

Portfolio turnover. The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 1,403%.

(8)        Offerings other than in Japan

            Shares are simultaneously offered in the United States of America.

Mortgage Securities Fund

PART II.  INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1.         NATURE OF THE FUND

 (1)      Objectives and Basic Nature of the Fund

A.        Name of the Fund: Putnam Mortgage Securities Fund

B.        Goal of the Fund

The fund seeks as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

C.        Form of the Fund

The fund is a Massachusetts business trust organized on November 1, 1983. A copy of the fund’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Prior to April 19, 2018, the fund was known as Putnam U.S. Government Income Trust.

The fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses. Only the fund’s class M shares are currently offered in Japan.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes vote together as a single class except when otherwise required by law or as determined by the Trustees. The Trustees may take many actions affecting the fund without shareholder approval, including under certain circumstances merging the fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem the investor’s shares without the investor’s permission and send the investor the proceeds after providing the recordholder of these fund shares with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if investors own more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future investors.

Mortgage Securities Fund

Note:    The Putnam funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam fund’s Board of Trustees are independent, which means they are not officers of the fund or affiliated with the Investment Management Company.

There is no limitation on the amount of the trust money.

D.        Main Investment Strategies

The Investment Management Company invests mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the Investment Management Company invests at least 80% of the fund’s net assets (plus any borrowings for investment purposes) in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

The Investment Management Company expects to invest in mortgage-backed investments that are obligations of U.S. government agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., Ginnie Mae mortgage-backed bonds) as well as in mortgage-backed investments that are backed by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short-to long-term maturities.

The Investment Management Company also expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, and collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives). Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While the Investment Management Company’s emphasis will be on mortgage-backed securities, the Investment Management Company may also invest to a lesser extent in other types of asset-backed securities.

The Investment Management Company may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments.

The Investment Management Company typically uses to a significant extent derivatives, including interest rate swaps, swaptions, forward delivery contracts, total return swaps, and  options on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

Mortgage Securities Fund

E.         Main Risks

It is important for investors to understand that investors can lose money by investing in the fund. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector, such as the housing or real estate markets. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that issuers of the fund’s investments may default on payment of interest or principal. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment grade bonds, which may be considered speculative. Mortgage- and asset-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The Investment Management Company may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group composed of privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets.

The Investment Management Company’s use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The Investment Management Company’s use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Please refer to “A. Risk Factor” under the section “3. Investment Risks” below for further detail.

(2)    History of the Fund

            November 1, 1983:     Organization of the fund as a Massachusetts business trust.

                                                Adoption of the Agreement and Declaration of the Trust.

            January 10, 1992:        Adoption of the Agreement and Declaration of Trust.

            November 12, 2007:   Acquisition of the assets of Putnam Limited Duration Government Income fund through a merger.

Mortgage Securities Fund

            March 21, 2014:          Adoption of the Amended and Restated Agreement and Declaration of Trust

            April 19, 2018:            Change of the name of the fund

            April 19, 2018:            Adoption of the Amended and Restated Agreement and Declaration of Trust

            April 23, 2018:            Acquisition of the assets of Putnam American Government

                                                Income Fund through a merger.

Mortgage Securities Fund

(3)          Structure of the Fund:

A.           Structure of the Fund

Mortgage Securities Fund

B.      Name and role in the fund’s management by the Investment Management Company and related companies of the fund, and summary of the agreements, etc.

Name	Role in the management of the fund	Summary of the agreement, etc.
Putnam Investment Management, LLC	Investment Management Company

The Investment Management Company has entered into an Management Contract with the fund dated February 27, 2014, which sets out that the Investment Management Company provides the fund with investment management services and investment advisory services in relation to the fund’s assets.

Putnam Investments Limited	Sub-Investment Management Company

The Sub-Investment Management Company has entered into a Sub-Management Contract with the Investment Management Company dated February 27, 2014 in which the Sub-Investment Management Company agrees to act as sub-investment manager for a portion of the fund’s assets.

State Street Bank and Trust Company	Custodian Sub-accounting Agent

The Custodian has entered into the Master Custodian Agreement with the fund dated January 1, 2007 (amended as of August 1, 2013), which sets out that the Custodian serves as a custodian of the fund’s assets.

The Sub-accounting Agent has entered into the Master Sub-Accounting Services Agreement with the Investment Management Company dated January 1, 2007 (amended as of August 1, 2013), which sets out that such agent serves as a sub-accounting agent of the fund.

Putnam Investor Services, Inc.	Investor Servicing Agent

The Investor Servicing Agent has entered into the Amended and Restated Investor Servicing Agreement – Open-End funds with the fund and with the Investment Management Company dated July 1, 2013, which sets out that the Investor Servicing Agent provides all services required by the fund in connection with the establishment, maintenance and recording of shareholder accounts, including without limitation, all related tax and other reporting requirements, and the implementation of investment and redemption arrangements offered in connection with the sale of the fund’s shares.

Putnam Retail Management Limited Partnership	Principal Underwriter

The Principal Underwriter has entered into the Amended and Restated Distributor’s Contract (the “Distributor’s Contract”) with the fund dated July 1, 2013, which sets out that the Principal Underwriter distributes the shares of the fund.

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.	Distributor in Japan

The Distributor in Japan has entered into the Japan Dealer Sales Contract with Putnam Retail Management as of November 25, 1997, which sets out that the Distributor in Japan forwards sales and repurchase orders in Japan to Putnam Retail Management.

Agent Company

The Agent Company has entered into the Agent Company Agreement with the fund as of November 6, 1997 (as amended), which sets out that the Agent Company distributes prospectuses, makes public in Japan the daily net asset value per share of the fund, and distributes any documents required to be prepared in accordance with the applicable laws and regulations of Japan.

Mortgage Securities Fund

C.      The Trustees

         The Trustees are responsible for generally overseeing the conduct of fund business. The fund’s Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Mortgage Securities Fund

         The Trustees of the fund are authorized by the Agreement and Declaration of Trust to issue shares of the fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall represent a separate investment portfolio of the fund. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the Bylaws. The Trustees may, without shareholder approval, from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees may also, without shareholder approval, from time to time combine shares of two or more classes of any series into a single class.

         Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees(ii) for the removal of Trustees (iii) with respect to any advisory and/or management services (iv) with respect to any termination of the fund (v) with respect to certain amendments of the Agreement and Declaration of Trust, and (vi) with respect to such additional matters relating to the fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the fund, or any registration of the fund with the U.S. Securities and Exchange Commission (the “SEC”) (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the fund.

         On any matter submitted to a vote of shareholders, all shares of the fund then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. There is no cumulative voting in the election of Trustees.

         Meetings of shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of such series or classes as therein provided or upon any other matter deemed by the Trustees to be necessary or desirable, or, under certain circumstances, when requested in writing by the holder or holders of at least 10 % of the then outstanding shares of all series and classes entitled to vote at the meeting. Written notice of any meeting of shareholders must be given or caused to be given by mailing the notice at least seven days before the meeting, unless notice is waived. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders’ meeting, except that where any provision of law or of the Agreement and Declaration of Trust or the Bylaws requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class of shares of the fund who are entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or other distribution, the Trustees (or their designees) are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

Mortgage Securities Fund

         The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the fund. The Bylaws contemplate that the Trustees shall elect a Chair of the Trustees, the President, the Treasurer, and the Clerk of the fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office.

         Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees. It shall be sufficient notice to a Trustee of a special meeting: (a) to send notice (i) by mail at least forty-eight hours before the meeting, (ii) by courier at least forty-eight hours before the meeting, (iii) by electronic mail (e-mail), facsimile or other electronic means at least twenty-four hours before the meeting, or (b) to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

         At any meeting of the Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

         Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust) to the extent required by applicable law, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

         The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the fund under the circumstances and on the terms specified therein.

         The fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the shareholders of the fund or to the shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote, or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy.

Mortgage Securities Fund

          The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the fund, and is qualified in its entirety by reference to each of those documents.

D.      Putnam Investment Management, LLC (Investment Management Company)

a.     Law of Place of Incorporation

          The Investment Management Company is organized as a limited liability company under the laws of the State of Delaware, U.S.A. on November 29, 2000. Its investment advisory business is regulated under the Investment Advisers Act of 1940 (the “Advisers Act”).

          Under the Advisers Act, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Advisers Act may not conduct their business unless they are registered with the SEC.

b.     Outline of the Supervisory Authority

          The Investment Management Company is registered as an investment adviser under the Advisers Act.

c.     Purpose of the Business

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds throughout the world.

d.     History of the Investment Management Company

          The Investment Management Company is one of America’s oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with mutual fund assets of over $79 billion (unaudited) in aggregate net asset value and over 3 million shareholder accounts as of January 31, 2019. An affiliate of the Investment Management Company, The Putnam Advisory Company LLC, manages U.S. and non-U.S. institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate of the Investment Management Company, the Sub-Investment Management Company, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, the Investor Servicing Agent, provides shareholder services to the Putnam funds. Total assets under management by Putnam entities, including assets of mutual funds and other clients, are over $169 billion as of January 31, 2019.

Mortgage Securities Fund

          The Investment Management Company, the Principal Underwriter, the Sub-Investment Management Company and the Investor Servicing Agent are subsidiaries of Putnam Investments, LLC (“Putnam Investments”), which is located at 100 Federal Street, Boston, Massachusetts 02110, and is an indirect subsidiary of Great-West Lifeco, Inc., a financial services holding company with operations in Canada, the United States and Europe and which is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which The Desmarais Family Residuary Trust, through a group of private holding companies which it controls, has voting control. This voting control over Power Corporation of Canada shares was transferred from the Honourable Paul G. Desmarais to The Desmarais Family Residuary Trust upon Mr. Desmarais’ death on October 8, 2013.

e.       Amount of Capital Stock

            (i)        Amount of Members’ Equity of the Investment Management Company

                        (as of January 31, 2019)

                        $27,675,357* (unaudited)

            (ii)       Number of authorized shares of capital stock

                        Not applicable.

            (iii)      Number of outstanding shares of capital stock

                        Not applicable.

            (iv)      Amount of Members’ Equity for the past five years

Year	Amount of Members’ Equity*
End of 2014	$33,925,237
End of 2015	$32,258,387
End of 2016	$11,781,603
End of 2017	$29,368,352
End of 2018	$27,543,744

       *  Consists of all components of equity and Parent Company relationship.

f.        Structure of the Management of the Investment Management Company

            The Investment Management Company is ultimately managed by its managing member.

            The investment performance and portfolio of the fund is overseen by its Board of Trustees at least 75% of whom are independent, which means they are not officers of the fund or affiliated with the Investment Management Company.

Mortgage Securities Fund

            The basis for the Trustees’ approval of the fund’s management contract and sub-management contract is discussed in the fund’s annual report to shareholders dated September 30, 2018 and filed with the SEC.

            In selecting portfolio securities for the fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis.

g.       Information Concerning Major Stockholders

          As of January 31, 2019, all the outstanding interests of the Investment Management Company were owned by Putnam Investments.

(4)      Outline Of Laws Regulating The Fund In The Jurisdiction Where Established

            The fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the fund’s shares is subject to, among other things, the Securities Act of 1933, as amended (the “1933 Act”), and certain state securities laws. The fund has elected and intends to qualify each year to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended (the “Code”).

            The following is a broad outline of certain principal statutes regulating the operations of the fund in the U.S.:

  a.       Massachusetts General Laws, Chapter 182 – Voluntary Associations and Certain Trusts

            A copy of the declaration of trust must be filed with the Secretary of The Commonwealth of Massachusetts and the Clerk of every city or town where the trust has a usual place of business. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

            A trust must annually file with the Secretary of The Commonwealth on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

            Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

  b.       Investment Company Act of 1940

            The 1940 Act, in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c.     Securities Act of 1933

            The 1933 Act regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

Mortgage Securities Fund

d.     Securities Exchange Act of 1934

            The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents, brokers and dealers.

e.       The Internal Revenue Code

            An investment company is generally an entity subject to U.S. federal income taxation under the Code. However, under Subchapter M of the Code, an investment company will not be subject to U.S. federal income tax on income and gains it distributes in a timely manner to shareholders in the form of dividends if it qualifies as a “regulated investment company” and meets all other necessary requirements.

f.        Other laws

            The fund is subject to the provisions of other laws, rules, and regulations applicable to the fund or its operations, such as various state laws regarding the sale of the fund’s shares.

(5)      Outline Of Disclosure System

(a)    Disclosure in U.S.A.

             (i)       Disclosure to Shareholders

            In accordance with the 1940 Act, the fund is required to send to its shareholders annual and semiannual reports containing financial information.

             (ii)      Disclosure to the SEC

The fund has filed a registration statement with the SEC on Form N-1A; the fund updates that registration statement periodically in accordance with the 1940 Act.

(b)      Disclosure in Japan

             a.       Disclosure Required by Law

               (i)     Disclosure required under the Financial Instruments and Exchange Law:

            When the fund intends to offer the Shares amounting to more than a certain specific amount in yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire on the electronic disclosure for investors’ NET work regarding disclosure materials such as annual securities report pursuant to the Financial Instruments and Exchange Law of Japan (“EDINET”), etc. The Distributor or the Sales Handling Company of the Shares shall deliver to the investors a Mandatory Prospectus (which means the prospectus required to be delivered to each investor prior to or concurrently with subscription of Shares pursuant to the provisions of the Financial Instruments and Exchange Law). Further, they shall also deliver to each investor a Prospectus on Request (which means the prospectus required to be delivered upon request from investors pursuant to the provisions of the Financial Instruments and Exchange Law). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the fund. These documents are available for public inspection for the investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance or on EDINET, etc.

Mortgage Securities Fund

(ii)        Notifications, etc. under the Law Concerning Investment Trusts and

          Investment Corporations:

            If the Investment Management Company conducts the business of offering for subscription of shares of the fund, it must file in advance certain information relating to the fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No. 198, 1951) (hereinafter referred to as the “Investment Trusts Law”). In addition, if the Investment Management Company intends any amendment to the Declaration of Trust of the fund, or in certain other prescribed cases, it must file in advance the contents of such amendment and the reasons thereof, etc. with the Commissioner of Financial Services Agency.

            Further, the Investment Management Company must prepare the Mandatory Performance Report and the Full Performance Report on the described matters concerning the assets of the fund under the Investment Trusts Law immediately after the end of each calculation period of the fund and must file such Reports with the Commissioner of Financial Services Agency.

            b.         Disclosure to Japanese Shareholders:

            If the Trustees intend to make any amendment to the Agreement and Declaration of Trust of the fund and amendment is significant or in certain other prescribed cases, they must provide in advance a written notice of such amendment and the reasons, etc. to all Japanese Shareholders known to the Sales Handling Companies in Japan.

            The Japanese Shareholders will be notified of the material facts which would change their position through the Distributor or the Sales Handling Company.

            The above described Mandatory Performance Report on the fund will be sent to the shareholders known in Japan. The Full Performance Report of the fund will be provided on the website of the Agent Company.

(6)      Outline Of The Supervisory Authorities

            Among the regulatory authorities having jurisdiction over the fund or certain of its operations are the SEC and state regulatory agencies or authorities.

 a.       The SEC has broad authority to oversee the application and enforcement of U.S. federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

Mortgage Securities Fund

 b.       State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2.         INVESTMENT POLICY

 (1)      Basic Policy for Investment

The Investment Management Company pursues the fund’s goal to seek as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

Changes in policies.  The Trustees may change the fund’s goal, investment strategies and other policies as set forth in the prospectus without shareholder approval, except as otherwise provided in the fund’s prospectus and Statement of Additional Information.

(2)      Main Investment Strategies

The Investment Management Company invests mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the Investment Management Company invests at least 80% of the fund’s net assets (plus any borrowings for investment purposes) in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

            The Investment Management Company expects to invest in mortgage-backed investments that are obligations of U.S. government agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., Ginnie Mae mortgage-backed bonds) as well as in mortgage-backed investments that are backed by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds) and that have short-to long-term maturities.

            The Investment Management Company also expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, and collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives). Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While the Investment Management Company’s emphasis will be on mortgage-backed securities, they may also invest to a lesser extent in other types of asset-backed securities.

Mortgage Securities Fund

            The Investment Management Company may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments.

            The Investment Management Company typically uses to a significant extent derivatives, including interest rate swaps, swaptions, forward delivery contracts, total return swaps, and options on mortgage-backed securities and indices for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

(3)      Management Structure of the Fund

            THE FUND’S TRUSTEES

            As shareholders of a mutual fund, investors have certain rights and protections, including representation by a Board of Trustees. The Putnam funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with the Investment Management Company.

            The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

            THE FUND’S INVESTMENT MANAGER

            The Trustees have retained the Investment Management Company, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract and the sub-management contract described below is discussed in the fund’s annual report to shareholders dated September 30, 2018.

            The Investment Management Company has retained its affiliate the Sub-Investment Management Company to make investment decisions for such fund assets as may be designated from time to time for its management by the Investment Management Company. The Sub-Investment Management Company is not currently managing any fund assets. If the Sub-Investment Management Company were to manage any fund assets, the Investment Management Company (and not the fund) would pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.25% of the average net asset value of any fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Mortgage Securities Fund

            Pursuant to this arrangement, Putnam investment professionals who are based in jurisdictions outside the United States may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

            Portfolio managers. The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Michael Salm	2007	The Investment Management Company 1997-Present	Co-Head of Fixed Income
Brett Kozlowski	2018	The Investment Management Company 2008-Present	Portfolio Manager
Jatin Misra	2017	The Investment Management Company 2004-Present	Portfolio Manager Previously, Analyst

Note: The above information is as of February 28, 2019 and may change in the future.

Mortgage Securities Fund

Compensation of portfolio managers

The Investment Management Company’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across specified products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For the fund, the Investment Management Company evaluates performance based on the fund’s peer ranking in the fund’s Lipper category over the 3-year period. This peer ranking is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio managers                Dollar range of shares owned

Michael Salm                           None

Brett Kozlowski                       None

Jatin Misra                               $10,001-$50,000

Securities Lending Activities

The fund did not participate in any securities lending activities during the most recent fiscal year.

Structure of Fund Management

a)      Investment Team

The fund is managed using a team approach, drawing on the extensive resources of Putnam’s Multi-Sector Fixed Income team, which is part of the 90+ member Fixed Income organization. Co-Head of Fixed Income Michael V. Salm has the ultimate decision making authority within the team, but partners with portfolio managers Brett S. Kozlowski, CFA, and Jatin Misra, Ph.D., CFA, to run the portfolio.

Mortgage Securities Fund

Seasoned specialists serve as sector experts and cover the entire spectrum of securitized products, which include agency mortgage-backed securities (“MBS”) and collateralized mortgage obligations (“CMOs”) (including interest-only (“IOs”)/principle only (“POs”) and other mortgage prepayment derivatives), non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) (both cash and synthetics) and asset-backed securities. Specialists provide a forward-looking return and risk (volatility) distribution on each strategy for use during portfolio construction.

The senior team members work alongside a portfolio construction and risk management team to vet the specialists’ ideas and efficiently allocate risk capital to what we believe are the most attractive opportunities available. The portfolio construction team sizes strategies based on tracking error guidelines and return objectives while incorporating historical and forward looking measures of volatility and correlations as measured by Putnam’s proprietary risk system. The Mortgage Securities fund team is further supported by quantitative research analysts as well as economists providing top-down analysis of fixed income markets and economies globally. We believe the specialist structure provides the framework for adding the most potential value from security selection where we have the highest conviction for repeated success.

b)     Investment Process

Putnam’s Mortgage Securities fund primarily utilizes a model-driven, bottom-up investment process. We think of securitized sectors as being arrayed along a continuum representing pure credit risk (non-agency market) at one extreme and pure prepayment risk (agency market) at the other. Sector specialists cover this entire spectrum, which consists of thousands of different securities, including Agency MBS and CMOs (including IOs/POs and other mortgage prepayment derivatives), non-agency RMBS and CMBS (both cash and synthetics).

Analysts apply sophisticated models and quantitative techniques to identify a baseline set of outcomes that help to uncover securities with high potential relative value. We believe the option-related valuations and extensive structuring of cash flows within the mortgage and asset-backed sectors make the use of such quantitative analysis essential. We have found that there is generally an over-reliance on industry standard pricing models which are applied without sufficient understanding of the underlying model assumptions or sufficient scrutiny of the validity of the underlying data used. Because of this we believe that there is systematic mis-valuation of many of these securities, particularly in both lower-rated sectors in mortgage credit and the more complex structures in the Agency market. We believe that the depth, strength and specialist focus of our team, along with the intelligent use of our proprietary valuation models, give us a competitive advantage in this sector.

Through our analysis, which includes structural, collateral, servicing (for RMBS/CMBS) and market technical considerations, we then determine whether value indeed exists and which areas to avoid. Specialists are then able to provide a forward-looking return and risk (volatility) distribution on each strategy for use during portfolio construction.

Mortgage Securities Fund

The Mortgage Securities fund team, in conjunction with Putnam’s vast fixed income resources, employs their sector expertise across the securitized opportunity set. Our approach to active management allocates risk in pursuit of more efficient alpha. Each portfolio manager or analyst specializes in the fixed income risks most inherent in their sector of expertise within the portfolio.

Prepayment Risk

Prepayment risk is essentially reinvestment risk, or the risk that an investor receives principal back sooner than expected which reduces or eliminates future interest payments. This unique risk arises due to the option the borrower has to prepay (or refinance) their mortgage at any time. Prepayment risk is most closely associated with Agency MBS and CMOs, including IO and PO securities.

The market generally allows a risk premium to securities that are most susceptible to prepayment model error. We find the pricing of this risk premium to be inconsistent, allowing opportunities to buy and sell securities with inefficient prepayment pricing. In particular, the IO sector provides a relatively liquid market for isolating and capitalizing on these inefficiencies. For determining value in securities with prepayment risk, we follow a three step process involving valuation, market technicals, and non-model considerations. The result of this process determines the inclusion/exclusion of a security in our portfolios.

Valuation

In the first step, we go through an exhaustive analysis of the security's underlying collateral to determine value. Value is determined by using an OAS-based framework. OAS, or option-adjusted spread, is an output from the model that takes into account various aspects of the collateral, such as weighted average coupon, loan size, loan age, FICO, loan-to-value, purpose of loan, geographical distribution of borrowers, type of originator, and the specific servicer to project future probability of prepayments, and hence future cash flows. We use the OAS metric to assess a security’s worth and to determine its value relative to other securities and opportunities in the sector.

Given the complexity of this model, we spend a lot of time monitoring its outputs. The two main outputs are mortgage rates and prepayment speeds. We have a monitoring system in place that compares the mortgage rate being used by the model with what is actually available to borrowers in the primary market. We use periods of dislocation between the actual primary rate and model to capture value. Secondly, prepayment speed model errors are closely tracked for various collateral types. We are proactive in looking at sectors that are either paying much slower or faster than model projections, because these can be significant return opportunities, and are in fact the first indicator of changes in the prepayment environment. When prepayment speed reports are released by the GSEs and FHA each month, we go through a rigorous analysis of sectors where the model seems to be missing on speeds and use that as feedback to determine what changes, if any, need to be made to the model parameters. Any differences between model speeds and actual speeds provide opportunities to achieve alpha.

Mortgage Securities Fund

Furthermore, we believe there is a strong and direct value link between Agency MBS, CMOs, and other types of mortgage derivatives and total return swaps. Valuation in the pass-throughs market, for example, can help inform our view on the value of IO securities, and vice versa. We utilize a common framework across the prepayment-sensitive universe in our efforts to extract risk premiums.

Market Technicals

Market technicals constitute dynamics in the market place which may cause the value of a security to deviate from its fundamental value. In the case of Agency pass-throughs in particular, we need to be cognizant of the economic incentives of large participants, as they can cause very dramatic distortions in security valuations. Sources of large flows may be sovereign governments, the central banks, large money managers, banks, and REITs. While fundamental value is still of utmost importance, being aware of how various large players view the value of these securities can enable us to both profit from, and avoid losses from these changing dynamics.

Another aspect of market technicals is the financing that is being implied in the To Be Announced (TBA) dollar roll market. Due to unbalanced supply/demand dynamics, TBA rolls can often provide very attractive financing in the form of low implied borrowing rates. In such environments, it can be very attractive to hold TBAs and roll them, as opposed to building a portfolio comprised of pools. Conversely, TBA rolls in some coupons offer very poor financing in terms of higher lending rates. Having the ability to sell these TBAs, and in essence lend to the market at these high rates, can also enhance returns.

Non-Model considerations

Non-model considerations include factors such as our macro views and the direction of government policy. The U.S. government (though the GSE’s) plays a key role in the functioning of the mortgage finance system and the Agency MBS market. Policy is subject to ever changing political, economic, and financial considerations. As such, prepayment speeds can be influenced to a degree by which the effects of new or changing government policies are considered as part of our valuation process. For example, the Home Affordable Refinance Program (HARP) - implemented by the FHFA in 2009 to encourage homeowners whose home values fell but remained current on their mortgage payments to refinance - caused meaningful differences in prepayment speeds in pools with otherwise similar collateral characteristics. The process to understand policy risk and its impact on security cashflows goes beyond the model and is important in determining the risk/reward tradeoff in prepayment-sensitive sectors.

Securitized Credit Risk

Securitized credit risk refers to mortgage loans that are pooled, securitized, and sold to the market in the form of non-Agency RMBS and CMBS.  Securitized credit risk resembles corporate credit risk in the risk of defaults causing loss of principal. Yet, unlike corporate credit, securitized credit employs diversification by packaging numerous credit risks into a pool. Such diversification allows decreased volatility of losses and reduces the negative asymmetry of single credit defaults. The pools are typically structured into tranches with varying priority for principal and losses.

Mortgage Securities Fund

Opportunities arise in part due to inefficiencies in the rating agencies’ methodologies. First, the securitized credit market is constantly evolving, which makes it difficult to use historical data to assess default probabilities. Second, the agencies are attempting to fit complicated structures into a corporate ratings methodology. The primary reason this fails is that corporate ratings generally estimate the probability of default but fail to consider accurate loss severity.

Evaluating the credit strength of securitized credit bonds requires analysis of both the underlying collateral and the unique structure of the cash flows. We have designed a team with a combination of skill and experience that enables us to re-underwrite all structured securities, avoid reliance on the rating agencies, and evaluate the likely return volatility of the securities.

The assessment of collateral risk involves the analysis of loan and property characteristics in commercial mortgage-backed securities where individual loans are large enough to impact the structure. Most residential mortgage-backed securities are backed by diversified pools with small exposures to any one loan. For these securities, the analysis focuses more on average pool and sub-pool characteristics together with specific due diligence on issuers and servicers.

Cash flow structuring has become increasingly complex because issuers attempt to minimize their borrowing costs through customizing securities to individual investors’ demand. This complexity has created more dispersion in relative value for given ratings and increased the need to deepen and broaden the analysis of securitized bonds. Using our models, we formulate baseline performance expectations for given transactions and run various scenarios representing the likely spectrum of possible cash flow outcomes. These scenarios test the security’s durability and capacity to handle deviations from the baseline with respect to default frequency and timing, loss severity, prepayment speeds, and interest rate movements. The results help identify the possible volatility of returns and allow us to determine whether the market pricing reflects an acceptable risk-adjusted return for investment.

Our in-depth involvement in the lower-rated classes with greater sensitivity to loss assumptions allows us to invest in what we believe are the least-efficient sectors holding the greatest opportunity. It also affords a small, but necessary, advantage for opportunities in the higher-rated and more efficient classes.

Portfolio Construction

The portfolio construction group uses the sector specialist inputs along with Putnam’s proprietary risk system to determine the expected overall return and risk characteristics associated with potential active positions. This analysis incorporates alpha and tracking error targets, benchmark and portfolio guidelines. Security weights are set to target the highest Sharpe ration possible. Positions are sized so that no one strategy will dominate the risk profile of the portfolio. Allocations also consider “tail” or downside risk for each strategy and in aggregate at the portfolio level. We believe this approach allocates risk in pursuit of more efficient alpha.

(4)      Distribution Policy:

The fund normally distributes any net investment income monthly and any net realized capital gains annually. The payment of distributions to Japanese investors will be made around the end of each month by Distributor.

Mortgage Securities Fund

Note:   The above statement will not guarantee the payment of future distributions and the amount thereof.

(5)      Investment Restrictions:

Except as otherwise specifically designated, the investment restrictions described in this document and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval.

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

            (i)         Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. (Note)

            (ii)        Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

            (iii)      Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

            (iv)      Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options, and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

            (v)       Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

            (vi)      With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

            (vii)     With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

            (viii)    Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry, except that the fund will normally invest more than 25% of its total assets in mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Mortgage Securities Fund

            (ix)      Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

Note:   So long as shares of the fund are being offered for sale by the fund in Japan, the fund may not borrow money in excess of 10% of the value of its total assets.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the fund’s fundamental policy on commodities and commodities contracts (#(iv) above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

For purposes of the fund’s fundamental policy on industry concentration (#(viii) above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

For purposes of applying the terms of the fund’s fundamental policy on industry concentration (#(viii) above), “mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities” means any security, instrument or other asset that is related to U.S. or non U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U. S. Government or its agencies or instrumentalities, such as, without limitation, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include resecuritizations of REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Such mortgage loans may include reperforming loans, which are loans that have previously been delinquent but are current at the time securitized. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Mortgage Securities Fund

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

In connection with the offering of its shares in Japan, the fund has adopted the following non-fundamental investment policies:

(1)       Subject to the exceptions provided in (i) – (v) below, the fund will not:

(a)       hold shares of a company or units of an investment trust if the value of such shares or units in any one issuer (“Equity Exposure”) exceeds more than 10% of the fund’s net asset value (such Equity Exposure is calculated in accordance with the guidance of the Japan Securities Dealers Association);

(b)      hold derivative positions with any one counterparty or in any one issuer of underlying assets of a derivative transaction, if the net exposure arising against such counterparty or issuer from such derivative positions (“Derivative Exposure”) exceeds more than 10% of the fund’s net aaset value (such Derivative Exposure is calculated in accordance with the guidance of the Japan Securities Dealers Association);

(c)       hold (i) securities (other than shares or units set out in (a) above; (ii) monetary claims (other than derivatives set out in (b) above); and (iii) silent partnership contribution interests, if the value of such securities, monetary claims and silent partnership contribution interests issued by, arranged by or assumed by any one entity (together “Bond Exposure”) exceeds more than 10% of the fund’s net asset value (such Bond Exposure is calculated in accordance with the guidance of the Japanese Securities Dealers Association) (Note: In the case of transactions involving collateral, the amount of appraised value of the collateral can be deducted and in the case where payment obligation to the entity exists, the amount of the payment obligation can be deducted); or

(d)      hold positions in or with any one entity if the Equity Exposure, Bond Exposure and Derivative Exposure with respect to such entity in aggregate would exceed 20% of the fund’s net asset value.

Exceptions to the above limitations (calculated as zero exposure) are as follows:

(i)        exposure to the debts issued or guaranteed by the following central governments, central banks or local governments or the government institutions established by those organizations (as may be amended from time to time): Japan, Ireland, the United States of America, Italy, Australia, Austria, the Netherlands, Canada, United Kingdom, Singapore, Switzerland, Sweden, Spain, Denmark, Germany, New Zealand, Norway, Finland, France, Belgium, Portugal, Luxembourg, Hong Kong;

Mortgage Securities Fund

(ii)       exposure to the local currency denominated debts issued or guaranteed by central governments, central banks, local governments or government insitutions established by those organizations;

(iii)      exposure to the debt issued or guaranteed by international organizations;

(iv)      exposure to certain financial instruments (i.e. call loans, deposits, commercial papers, loan trust beneficiary certificates) with a maturity of 120 days or shorter; and

(v)       exposure to securities held under repurchase agreements or reverse repurchase agreements whose period is one month or shorter.

For the purposes of calculating issuer-concentration and counterparty exposure risks under the restrictions (a) to (d) above, to the extent the fund invests directly in undertakings for collective investment and/or securitised instruments and where the assets of their respective issuers and/or vehicles are segregated from the proprietary assets or other assets that are not attributable to these undertakings for collective investment and/or securitized instruments held by such issuers and/or vehicles and such issuers and/or vehicles are bankruptcy remote entities, then indirect position exposures of the fund to the underlying assets of such undertakings for collective investment and/or securitised instruments may be looked through in determining the exposure.

In the case of deviation from any of (a) to (d) above, the fund intends to correct the deviation within one month from the date that the fund becomes aware of such deviation. If it is not possible to correct the deviation within one month, such deviation shall be corrected as soon as practically possible having regard to the interests of shareholder. Notwithstanding the above, the fund may deviate from any of (a) to (d) (a “Permitted Deviation”) when (i) in its sole determination, a large amount of subscription applications or repurchase requests for shares are made, (ii) it anticipates, in its sole discretion, a sudden or significant change in the markets or investments in which the fund invests or there are other events beyond the reasonable control of the fund, and/or (iii) when deviation is, in its sole discretion, reasonabley necessary (a) for he purposes of preparing for the termination of the fund or (b) as a consequence of the size of the assets of the fund. A Permitted Deviation and the correction thereof (the “Correction”) shall be disclosed to shareholders within 3 months of the Correction.

Notwithstanding the foregoing, the fund generally does not invest in equity securities or warrants in accordance with the non-fundamental investment restriction discussed above.

Also in connection with the offering of its shares in Japan, the fund has undertaken to the Japan Securities Dealers Association that the fund will not:

            (a)       invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

            (b)       borrow money in excess of 10% of the value of its total assets;

Mortgage Securities Fund

            (c)       make short sales of securities in excess of the fund’s net asset value; and

            (d)       together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japan Securities Dealers Association as a condition of such qualification.

Also, in connection with the fund’s offering of its shares in Japan, the fund has adopted the following non-fundamental investment restriction.

(2)       The fund will not invest in equity securities or warrants except that the fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The fund has filed an election under Rule 18f-1 under the 1940 Act committing the fund to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund’s net assets measured as of the beginning of such 90-day period.

3.         INVESTMENT RISKS

A.        Risk Factors

It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the fund’s goal by investing mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”).

Mortgage Securities Fund

Interest rate risk.  The values of fixed income securities (including mortgage-related and other asset-backed securities, bonds and other debt instruments) usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Investment Management Company might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk.  Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Investment Management Company may invest without limit in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or in unrated investments that the Investment Management Company believes are of comparable quality. This includes investments in the lowest rating category of the rating agency. The Investment Management Company will not necessarily sell an investment if its rating is reduced after buying it.

Investments rated below BBB or its equivalent are below-investment-grade in quality. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the values of those investments will usually be more volatile and could decrease. A default or expected default could also make it difficult for the Investment Management Company to sell the investments at prices approximating the values previously placed on them. The Investment Management Company may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Investment Management Company to buy or sell certain debt instruments or to establish their fair values.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although the Investment Management Company consider credit ratings in making investment decisions, the Investment Management Company perform their own investment analysis and do not rely only on ratings assigned by the rating agencies. The Investment Management Company’s success in achieving the fund’s goal may depend more on the Investment Management Company’s own credit analysis when the Investment Management Company buys lower- rated debt than when the Investment Management Company buys investment-grade debt.

Mortgage Securities Fund

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, no assurance can be given that the U.S. government will continue to provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as Fannie Mae and Freddie Mac. In September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA operates Fannie Mae and Freddie Mac as conservator until they are stabilized. It is unclear how long the conservatorship will last, how Fannie Mae and Freddie Mac will operate following conservatorship, or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. In addition, the impact of any policy or legislative changes in the United States with respect to the housing market, and the practical implications for market participants, is uncertain and may not be known fully for some time after any changes are implemented. Residential and commercial mortgage-backed securities with payments not guaranteed by a government agency, including collateralized investment vehicles, which are expected to comprise a substantial portion of the fund’s investments, generally involve greater credit risk than securities guaranteed by government agencies.

Illiquid markets risk. The markets for below-investment-grade mortgage-backed securities and asset-backed securities, and certain other securities and derivatives in which the fund intends to invest have been at times characterized by less liquidity and significant imputed transaction costs. Imputed transaction costs represent the undisclosed amount of profit (sometimes referred to as “mark-up” or dealer spread”) included in the price of an investment by the other party to a transaction. Fund shareholders will bear a share of the imputed transaction costs incurred when the fund sells shares and deploys new capital and when it sells investments to fund shareholder redemptions. These transaction costs may be considerable and will reduce returns. While the Investment Management Company intends generally to invest in markets that are liquid, depending on market conditions, the Investment Management Company may not be able to sell the fund’s investments when desirable to do so, or the Investment Management Company may be able to sell them only at less than their fair value. Market liquidity for lower-rated investments may be more likely to deteriorate than for higher-rated investments. Dealers in below-investment-grade mortgage- and asset-backed securities play an important role in providing liquidity, but are under no obligation to do so and may stop providing liquidity at any time. The impact of regulatory changes may further limit the ability or willingness of dealers to provide liquidity. Changing regulatory and market conditions, especially conditions in the residential and commercial real estate markets, or changes to the status of Fannie Mae and Freddie Mac or of the securities they issue, may adversely affect the liquidity of the fund’s investments. These risks may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Mortgage Securities Fund

Industry concentration risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The fund’s policy of concentration in an industry group composed of private issuers of residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities makes the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets. This policy may not be changed without approval of the fund’s shareholders. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location. The value of these investments also may be affected by changes in interest rates and social and economic trends. Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers. The risk of defaults is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. The fund may also invest in asset-backed securities, whose underlying assets may include, among other things, motor vehicle installment sales or installment loan contracts, leases of various types of personal property and receivables from credit card agreements, and which are subject to risks similar to those of mortgage-backed securities. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the fund’s mortgage-backed investments.

Prepayment risk.  Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. The Investment Management Company may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Mortgage Securities Fund

Derivatives.  The Investment Management Company may engage to a significant extent in a variety of transactions involving derivatives, including interest rate swaps, swaptions (options on swap contracts), forward delivery contracts and total return swaps, and options on mortgage-backed securities and indices. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may make use of "short" derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, the Investment Management Company may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives based on the Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. When the fund invests in derivatives, the fund segregates cash and other liquid assets equivalent in value either to the notional value of the derivative (e.g., including when the fund is a seller of credit protection under a credit default swap) or its mark-to market value (e.g., for total return swaps). The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Liquidity and illiquid investments. The Investment Management Company may invest up to 15% of the fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. The Investment Management Company may not be able to sell the fund's investments when it considers it desirable to do so, or it may be able to sell them only at less than their value.

Mortgage Securities Fund

Market risk.  The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); government actions (including protectionist measures, intervention in the financial and housing markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); and factors related to a specific issuer, geography (such as a region of the United States), industry or sector (such as the housing or real estate markets). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Other investments.  In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in preferred securities, assignments of and participations in fixed and floating rate loans, and zero-coupon bonds. These practices may be subject to other risks.

Temporary defensive strategies.  In response to adverse market, economic, political or other conditions, the Investment Management Company may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, the Investment Management Company may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Changes in policies.  The Trustees may change the fund’s goal, investment strategies and other policies set forth in the prospectus without shareholder approval, except as otherwise provided.

Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. The fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

Portfolio holdings.  For more specific information on the fund’s portfolio, investors may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Mortgage Securities Fund

Policy on excessive short-term trading

Risks of excessive short-term trading.  Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value.  Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Fund policies.  In order to protect the interests of long-term shareholders of the fund, the Investment Management Company and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring.  The Investment Management Company’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. The Investment Management Company measures excessive short-term trading in the fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, the Investment Management Company will issue the investor and/or his or her financial intermediary, if any, a written warning. The Investment Management Company’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

Account restrictions.  In addition to these monitoring practices, the Investment Management Company and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. The Investment Management Company or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

Mortgage Securities Fund

Limitations on the fund’s policies.  There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

B.        Structure of the Risk Management

The Investment Management Company builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk & Portfolio Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

C.        Risk Management System

The fund typically uses to a significant extent derivatives for both hedging and non-hedging purposes as disclosed in this document. The fund applies Risk Management procedures based on compliance with applicable UCITS (Undertaking for a Collective Investment in Transferable Securities) EU Directives.

Mortgage Securities Fund

[Charts, etc. required under the laws of Japan to be inserted in the Japanese document. English translations are omitted.]

4.         FEES, ETC. AND TAX

(1)        Sales Charge

The sales charge in Japan is up to 3.24% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). The public offering price means the amount calculated by dividing the net asset value by (1-0.0325) and rounded to three decimal places. Please refer to “II. Management and Administration, 1. SUBSCRIPTION (SALES) PROCEDURES” hereof.

The sales charge is charged at the time of subscription as a consideration for supply of explanation and information about investments and the related investment environment, and as an expense charge relating subscription of the shares.

(2)        Repurchase Charge

Shareholders in Japan are not subject to a contingent deferred sales charge for the redemption of class M shares. Please refer to “II. Management and Administration, 2. Redemption Procedures” hereof.

(3)       Management Fees, etc.:

A.      Management Fee

Under the fund’s management contract (the “Management Contract”), the fund pays a monthly fee to the Investment Management Company. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

            0.550% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

            0.500% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

            0.450% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

            0.400% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

            0.350% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

            0.330% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

            0.320% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

            and

            0.315% of any excess thereafter.

Mortgage Securities Fund

For the past three fiscal years, pursuant to the Management Contract, the fund incurred the following fees:

Fiscal Year	Management fee paid	Amount of management fee waived	Amount management fee would have been without waivers
2018	$2,483,230	$1,072,265	$3,555,495
2017	$3,479,005	$2,505	$3,481,510
2016	$3,923,212	$12,968	$3,936,180

For the 2017 and 2018 fiscal years, management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund, which totaled $2,505 and $529 respectively.

Fund-specific expense limitation. The Investment Management Company has contractually agreed to waive fees and/or reimburse expenses of the fund through at least January 30, 2020 to the extent that the total annual operating expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing contract, brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses and acquired fund fees and expenses), would exceed an annual rate of 0.32% of the fund’s average net assets. This obligation may be modified or discontinues only with the approval of the Board of Trustees.

The amount of management fee waived for the 2016 fiscal year resulted from a voluntary, one-time waiver by the Investment Management Company.

The management fee is charged for the services provided by the Investment Management Company acting as investment manager of the fund and investment adviser concerning the fund’s assets.

B.        Sub-Investment Management Company Fee

The Sub-Investment Management Company is not currently managing any fund assets. Pursuant to the terms of a sub-management contract between the Investment Management Company and the Sub-Investment Management Company, if the Sub-Investment Management Company were to manage any fund assets, the Investment Management Company (and not the fund) would pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.25% of the average net asset value of any fund assets managed by the Sub-Investment Management company.

Mortgage Securities Fund

C.        Custodian Fee and Charges of the Investor Servicing Agent

State Street Bank and Trust Company (“State Street”) is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s Non-U.S. custody manager, providing reports on Non-U.S. securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

During the 2018 fiscal year, the fund paid $156,440 in fees for custody services provided by State Street.

The fund’s Investor Servicing Agent (transfer, plan and dividend disbursing agent) receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Currently, investor servicing fees for the fund will not exceed an annual rate of 0.250% of the fund’s average assets.

During the 2018 fiscal year, the fund incurred $1,635,379 in fees for investor servicing provided by the Investor Servicing Agent.

D.        Fees under the class M Distribution Plan

The class M distribution plan provides for payments by the fund to Putnam Retail Management at the annual rate of up to 1.00% of average net assets attributable to class M shares. The Trustees currently limit payments under the class M plan to the annual rate of 0.50% of such assets. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of the fund attributable to class M shares. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment.

Putnam Retail Management makes quarterly payments to MUMS and other dealers at an annual rate of 0.40% of the average net asset value of class M shares attributable to shareholders for whom MUMS and other dealers are designated as the dealer of record.

The fund makes payments under the class M distribution plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the fund’s class M shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers. Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts. Putnam Retail Management may suspend or modify its payments to dealers.

Mortgage Securities Fund

The fees under the class M distribution plan are charged for the services provided both by the Principal Underwriter and the distributors of the shares.

For the fiscal year ended September 30, 2018, the fund paid 12b-1 fees under the distribution plan of $52,705 to Putnam Retail Management for class M shares.

(4)        Other Expenses

The fund pays all expenses not assumed by the Investment Management Company, including, without limitation, Trustees’ fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund also reimburses the Investment Management Company for administrative services during fiscal 2018, including compensation of certain fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $25,634 for fiscal 2018, of which $17,660 represents a portion of total reimbursement for compensation and contributions.

The Investment Management Company places all orders for the purchases and sale of portfolio investments for the fund, and buys and sells investments for the fund, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the fund’s portfolio transactions, the Investment Management Company uses its best efforts to obtain for the fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions.

During fiscal 2016, 2017 and 2018, the fund paid $19,797,$2,800 and $0 in brokerage commissions, respectively.

The brokerage commissions for the fund’s 2016 fiscal year were higher than the brokerage commissions for the fund’s 2017 and 2018 fiscal years due to higher trading volume in commissionable futures.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the fund’s other affairs and business.

The table below shows the value of each Trustee’s holdings in the fund and in all of the Putnam funds as of December 31, 2018.

Mortgage Securities Fund

Name of Trustee	Dollar range of Putnam Mortgage Securities Fund shares owned	Aggregate dollar range of shares held in all of the Putnam funds overseen by Trustee
Liaquat Ahamed	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$1-$10,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
Catharine Bond Hill *	$1-$10,000	over $100,000
Paul L. Joskow	$10,001-$50,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$50,001-$100,000	over $100,000
Manoj P. Singh *	$0	$0
Robert L. Reynolds **	$1-$10,000	over $100,000

* Appointed to the Board of Trustees on March 16, 2017.

** Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and the Investment Management Company. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of the fund and each of the other Putnam funds. None of the other Trustees is an “interested person.”

Each Independent Trustee of the fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during the fund’s most recently completed fiscal year, are shown in the table below:

Mortgage Securities Fund

Audit, Compliance and Distributions Committee	11
Board Policy and Nominating Committee	7
Brokerage Committee	5
Contract Committee	8
Executive Committee	1
Investment Oversight Committees Investment Oversight Committee A Investment Oversight Committee B	7 7
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2018, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2018:

COMPENSATION TABLE

Trustees/Year	Aggregate compensation from the fund	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from all Putnam funds upon retirement (1)	Total compensation from all Putnam funds (2)
Liaquat Ahamed/2012(3)	$3,433	N/A	N/A	$318,750
Ravi Akhoury/2009	$3,493	N/A	N/A	$325,000
Barbara M. Baumann/2010 (3)	$3,761	N/A	N/A	$350,000
Jameson A. Baxter/1994 (3) (4)	$4,530	$0	$110,533	$328,594
Katinka Domotorffy/2012 (3)	$3,493	N/A	N/A	$325,000
Catharine Bond Hill/2017 (3)	$3,493	N/A	N/A	$325,000
Paul L. Joskow/1997 (3)	$3,493	$0	$113,417	$325,000
Kenneth R. Leibler/2006 (5)	$4,041	N/A	N/A	$395,000
Robert E. Patterson/1984	$3,493	$0	$106,542	$325,000
George Putnam, III/1984	$3,642	$0	$130,333	$337,500
Manoj P. Singh/2017	$3,433	N/A	N/A	$318,750
Robert L. Reynolds/2008 (6)	N/A	N/A	N/A	N/A

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(1)        Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2)        As of December 31, 2018, there were 99 funds in the Putnam family.

(3)        Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2018, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $19,941; Ms. Baumann - $19,158; Ms. Baxter - $121,848; Ms. Domotorffy - $17,178; Dr. Hill - $1,993; and Dr. Joskow - $82,989.

(4)        Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds. Ms. Baxter retired from the Board of Trustees on June 30, 2018.

(5)        Includes additional compensation to Mr. Leibler for service as Chair of the Trustees of the Putnam funds.

(6)        Mr. Reynolds is an “interested person” of the fund and Putnam Management.

Under a Retirement Plan for Trustees of the Putnam funds (the “Plan”), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For the fiscal year ended on September 30, 2018, the fund paid $3,504,823 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5)        Tax Treatment of Shareholders in Japan:

The fund qualifies as a “bond investment trust”. On that basis, the tax treatment of shareholders in Japan shall be as follows:

(1)        Shares may be handled in a specified account of a financial instruments business firm which handles a specified account.

(2)        Distributions to be made by the fund will be treated as distributions made by a publicly offered, domestic government and corporate bond investment trust.

(3)        Distributions (including profits, in terms of the fund's denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be made by a fund to individual shareholders in Japan and capital gains and losses arising from purchase, sale, and repurchase of shares will be subject to self-assessed separate taxation at 20.315% (15.315% income tax and 5% residential tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after 1 January, 2038).

Mortgage Securities Fund

(4)        Distributions (including profits, in terms of the fund's denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be accrued by the fund to individual shareholders in Japan and capital gains and losses arising from purchase, sale, and repurchase of shares may be set off against income and loss of a certain other securities on a certain condition.

(5)        Distributions (including profits, in terms of the fund's denominated currency, between the redemption amount and the amount equal to the capital of the fund) to be made by the fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20.315% withholding tax (15.315% income tax and 5% residential taxes)) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2038). In certain case, a report concerning payments will be filed with the chief of the tax office.

(6)        Distributions from the fund properly reported by the fund as (1) "capital gain dividends," (2) “interest-related dividends” and (3) “short-term capital gain dividends,” (each as defined in the Code and subject to certain conditions) generally are not subject to withholding of United States federal income tax. Distributions from the fund other than capital gain dividends, interest-related dividends and short-term capital gain dividends are generally subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Special tax rules may apply to distributions by the fund of gain attributable to certain “U.S. real property interests.” Shareholders should consult their own tax advisor to determine the suitability of shares of the fund as an investment.

The fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the Income Tax Law of Japan. There is a possibility, however, that other treatment may be applicable due to judgment by the relevant tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

The foregoing discussion regarding certain tax matters is very general and does not constitute tax advice. There may be other tax considerations applicable to Shareholders in Japan, and each Shareholder should seek advice based on such Shareholder’s particular circumstances from an independent tax advisor.

5.         STATUS OF INVESTMENT PORTFOLIO

          Please see separate excel sheet for the updated information. Omitted from this document.

Mortgage Securities Fund

II.        MANAGEMENT AND ADMINISTRATION

1.         SUBSCRIPTION (SALES) PROCEDURES

       (a)        Sales in the United States

Opening an account

Investors residing in the United States can open a fund account and purchase class A, B, C and M shares (only class M shares are available in Japan) by contacting their financial representative or the Investor Servicing Agent at 1-800-225-1581 and obtaining a Putnam account application. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to the Investor Servicing Agent (Putnam Investor Services) at the following address:

            Putnam Investments

            P.O. Box 219697

            Kansas City, MO 64121-9697

Investors residing in the United States can open a fund account with as little as $500. The minimum investment is waived if investors make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The fund sells its shares at the offering price, which is the net asset value plus any applicable sales charge (class A and class M shares only). An investor’s financial representative or the Investor Servicing Agent generally must receive an investor’s completed buy order before the close of regular trading on the NYSE for an investor’s shares to be bought at that day’s offering price.

If investors participate in an employer-sponsored retirement plan that offers the fund, investors may consult their employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. For trusts, the fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The fund is unable to accept new accounts if any required information is not provided. If the Investor Servicing Agent cannot verify identifying information after opening an investor’s account, the fund reserves the right to close an investor’s account at the then-current net asset value, which may be more or less than an investor’s original investment, net of any applicable sales charges. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification subject to the terms of Putnam’s privacy policy.

Mortgage Securities Fund

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares.

Once an investor residing in the U.S. has an existing account, the investor can make additional investments at any time in any amount in the following ways:

Through a financial representative. The investor’s representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent and may charge such investor for its services.

Through Putnam’s Systematic Investing Program. The investor can make regular investments weekly, semi-monthly or monthly through automatic deductions from such investor’s bank checking or savings account.

Via the Internet or phone. If investors have an existing Putnam fund account and have completed and returned an Electronic Investment Authorization Form, they can buy additional shares online at putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

By mail. Investors may also request a book of investment stubs for their accounts. Investors would complete an investment stub and write a check for the amount they wish to invest, payable to the fund, then return the check and investment stub to the Investor Servicing Agent.

By wire transfer. Investors may buy fund shares by bank wire transfer of same-day funds. They can call the Investor Servicing Agent at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund's designated bank before the close of regular trading on the NYSE. The investor’s bank may charge such investor for wiring same-day funds. Although the fund's designated bank does not currently charge an investor for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for employer-sponsored retirement plans by wire transfer.

Each share class of the fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only class M shares are offered in Japan. Here is a summary of class M shares:

-         Initial sales charge of up to 3.25% (sales charges may differ for shares purchased in Japan)

-         Lower sales charges available for investments of $50,000 or more

-         No deferred sales charge

-         Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

-         Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

Mortgage Securities Fund

-        No conversion to class A shares, so no reduction in future 12b-1 fees

-        Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

Amount of purchase at offering price ($)	Class M sales charge as a percentage of *
	Net amount invested	Offering price **
Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 and above	N/A ***	N/A ***

*       Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges investors pay may be more or less than these percentages.

**     Offering price includes sales charge.

***   The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Reducing the class M sales charge

The fund offers two principal ways for investors to qualify for discounts on initial sales charges on class M shares, often referred to as “breakpoint discounts”.

Right of accumulation.  Investors can add the amount of their current purchases of class M shares of the fund and other Putnam funds to the value of the investors’ existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For their current purchases, investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of the investor’s current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor’s existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if an investor purchased the shares after December 31, 2007, the initial value of the total purchases, or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that an investor has redeemed.

Mortgage Securities Fund

Statement of intention. A statement of intention is a document in which investors agree to make purchases of class M shares in a specified amount within a period of 13 months. For each purchase investors make under the statement of intention, investors will pay the initial sales charge applicable to the total amount they have agreed to purchase. While a statement of intention is not a binding obligation on investors, if an investor does not purchase the full amount of shares within 13 months, the fund will redeem shares from the investor’s account in an amount equal to the difference between the higher initial sales charge the investor would have paid in the absence of the statement of intention and the initial sales charge the investor actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

 -         Individual accounts

 -         Joint accounts

 -         Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

 -         Shares of Putnam funds owned through accounts in the name of an investor’s dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

 -         Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representative at the time investors purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or an investor’s financial representative may ask for records or other information about other shares held in the investor’s accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ fund expenses.

Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of the fund attributable to class M shares. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment.

Mortgage Securities Fund

Payments to dealers. If investors purchase their shares through a dealer, their dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by investors or the fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, access to sales meetings, market data, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with the Principal Underwriter. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

Other payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan.

Mortgage Securities Fund

Dealers may charge investors fees or commissions in addition to those disclosed in this document. Investors can also ask their dealer about any payments it receives from the Principal Underwriter and its affiliates and any services their dealer provides, as well as about fees and/or commissions it charges.

An investor may be eligible to buy class M shares at reduced sales charges.

The Principal Underwriter received sales charges with respect to class M shares in the following amounts during the periods indicated:

Fiscal year	Total front-end sales charges	Sales charges retained by the Principal Underwriter after dealer concessions
2018	$139	$62
2017	$811	$80
2016	$2,278	$308

During the fund’s last three fiscal years, the Principal Underwriter received no contingent deferred sales charges with respect to class M shares. Effective November 1, 2015, the fund no longer assesses a contingent deferred sales charge with respect to class M shares.

            (b)        Sales in Japan

In Japan, Shares of the fund are offered on any Fund Business Day and any business day of the Distributor in Japan during the subscription period. The Distributor or the Sales Handling Company shall provide to the investors the Account Agreement and receive from such investors an application for requesting the opening of a transactions account under the Account Agreement. Purchases may be made in the minimum investment amount of 100 shares and in integral multiples of 100 shares.

The issue price for Shares shall be, in principle, the net asset value per Share next calculated on the day on which the fund receives such application. The Trade Day in Japan is the day when the Distributor confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be up to 3.24% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Retail Management, principal underwriter of the fund. The public offering price means the amount calculated by dividing the net asset value by (1 - 0.0325) and rounded to three decimal places.

Mortgage Securities Fund

Payment of purchase price shall be made in yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Distributor or Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Company can agree.

In addition, the Distributor or the Sales Handling Company in Japan who are members of the Japan Securities Dealers’ Association cannot continue sales of the Shares in Japan when the net assets of the fund are less than JPY100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” contained in the “Regulations Concerning the Transactions of Foreign Securities” established by the Association.

Mortgage Securities Fund

2.         REDEMPTION PROCEDURES

    (a)    Redemption or exchange in the United States

Investors residing in the U.S. can sell their shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through their financial representative or directly to the fund.

If an investor redeems shares shortly after purchasing them, the redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors residing in the U.S. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When an investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor has exchanged the shares that would result in the investor paying the highest deferred sales charge applicable to the investor’s class of shares. For purposes of computing the deferred sales charge, the length of time investors have owned their shares will be measured from the date of original purchase, unless the investor originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time the investor has owned his shares will be measured from the date the investor exchanges those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through an investor’s financial representative. An investor’s representative must receive the investor’s request in proper form before the close of regular trading on the NYSE for them to receive that day’s net asset value, less any applicable deferred sales charge. An investor’s representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge investors for his or her services.

Selling or exchanging shares directly with the fund. The Investor Servicing Agent must receive investors’ request in proper form before the close of regular trading on the NYSE in order to receive that day’s net asset value, less any applicable deferred sales charge.

By mail.  Investors may send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If investors have certificates for the shares they want to sell or exchange, investors must return them unendorsed with their letter of instruction.

By telephone. Investors may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply.  Unless investors indicate otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for the investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Mortgage Securities Fund

Via the Internet. Investors may also exchange shares via the Internet at www.putnam.com/individual.

Shares held through an investor’s employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through an investor’s employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Selling shares by check. If investors would like to use the check-writing service, they should mark the proper box on the application or authorization form and complete the signature card (and, if applicable, the resolution). The fund will send investors checks when it receives these properly completed documents. Investors can then make the checks payable to the order of anyone. The fund will redeem a sufficient number of full and fractional shares in an investor’s account at the next net asset value that is calculated after the check is accepted to cover the amount of the check and any applicable deferred sales charge. The minimum redemption amount per check is $250. Currently, Putnam is waiving this minimum.

The use of checks is subject to the rules of the fund’s designated bank for its checking accounts. If investors do not have a sufficient number of shares in their account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine an investor’s account value in advance, an investor should not write a check for the entire value of their account or try to close their account by writing a check. The fund may change or end check-writing privileges at any time without notice. The check-writing service is not available for tax-qualified retirement plans or if there are certificates for investors’ shares.

Additional requirements. In certain situations, for example, if investors sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, investors are asked to contact the Investor Servicing Agent.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which the investor would like to exchange may also reject the investor’s exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the fund or other Putnam funds.

Payment information. The fund typically expects to send investors’ payment for their shares the business day after their request is received in good order, although if the investors hold their shares through certain financial intermediaries or financial intermediary programs, the fund typically expects to send payment for the investors’ shares within three business days after their request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. Under normal market conditions, the fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements.

Mortgage Securities Fund

To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the 1940 Act, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, investors should contact the Principal Underwriter. Investors will not receive interest on uncashed redemption checks.

Redemption by the fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem the investor’s shares without the investor’s permission and send the investor the proceeds after providing the investor with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

    (b)    Redemption in Japan

Shareholders in Japan may at any time request redemption of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund Business Day that is a business day of the Distributor in Japan. The redemption shall be made in integral multiples of 1 share.

Mortgage Securities Fund

The price a shareholder in Japan will receive is the next net asset value calculated after the fund receives the redemption request from the Distributor, provided the request is received before the close of regular trading on the NYSE. The payment of the price shall be made in yen through the Distributor or the Sales Handling Company pursuant to the Account Agreement or, if the Distributor or the Sales Handling Company agree, in dollars. The payment for redemption proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

    (c)    Suspension of Redemption

The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

3.         OUTLINE OF MANAGEMENT, ETC. OF ASSETS

 (1)      Valuation of assets

            The price of the fund’s shares is based on its net asset value. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

            The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

            The fund’s most recent net asset value is available on Putnam Investments’ website at putnam.com/individual or by contacting the Investor Servicing Agent at 1-800-225-1581.

            If the Investment Management Company identifies a pricing error in the fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the fund will not reprocess a shareholder account if i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

Mortgage Securities Fund

(2)       Custody of Shares

            Share certificates shall be held by Shareholders at their own risk.

            The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of MUMS.

(3)       Duration

            Unless terminated, the fund shall continue without limitation of time.

(4)       Fiscal Year

            The accounts of the fund will be closed each year on September 30.

(5)       Miscellaneous:

A.      Liquidation

            The fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the shareholders of the fund or to the shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote, or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy.

B.        Authorized Shares

            The number of shares authorized is unlimited, and shares may be issued from time to time.

C.        Procedures Relating to the Changes to the Deed and the Amendments to the Agreements with the Related Companies, etc.

            (a)        Agreement and Declaration of Trust:

            Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk.

           The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of Shares.

Mortgage Securities Fund

            In Japan, material changes in the Agreement and Declaration of Trust shall be published and sent to the Japanese Shareholders.

            (b)        Bylaws:

            The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office. The Bylaws may not be amended by shareholders.

            (c)        Management Contract:

            The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by the Investment Management Company, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

            (d)       Sub-Management Contract

            The Sub-Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by the Sub-Investment Management Company or the Investment Management Company, on not more than sixty (60) days’ and not less than 30 days’ written notice. The Sub-Management Contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

            (e)        Master Custodian Agreement:

            The Master Custodian Agreement with the Custodian may be modified or amended from time to time by mutual written agreement of the parties thereto. It shall continue in full force and effect for an initial term of four (4) years from the date of execution, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days’ prior written notice to the other of its intent not to renew. If such agreement is terminated, the Custodian shall, at reasonable request of the fund, and subject to the consent of the Custodian, continue to provide services thereunder for a period not exceeding ninety (90) days from the termination date.

Mortgage Securities Fund

            (f)        Master Sub-Accounting Services Agreement

            The Master Sub-Accounting Services Agreement shall continue for an additional term ending December 31, 2020, and, after that, shall automatically renew for additional consecutive three (3) year terms, in each case unless either party gives one hundred eighty (180) days’ prior written notice to the other of its intent not to renew. This agreement shall be modified or amended from time to time by mutual written agreement of the parties to the agreement.

            (g)        Amended & Restated Investor Servicing Agreement-Open-End Funds:

            The Amended & Restated Investor Servicing Agreement-Open-End Funds shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the fund.

            (h)        Amended and Restated Distributor’s Contract:

            The Distributor’s Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment. The Distributor’s Contract may be amended only if such amendment be approved either by action of the Trustees of the fund or at a meeting of the shareholders of the fund by the affirmative vote of a majority of the outstanding shares of the fund, and by a majority of the Trustees of the fund who are not interested persons of the fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

            The Distributor’s Contract shall remain in full force and effect continuously (unless terminated automatically as set forth above or terminated in accordance with the following paragraph) from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the fund’s shareholders by the affirmative vote of a majority of the outstanding shares of the fund, and (ii) a majority of the Trustees who are not interested persons of the fund or of the Principal Underwriter, by vote cast in person at a meeting called for the purpose of voting on such approval.

            Either party may at any time terminate the Distributor’s Contract by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to the fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the fund.

            Termination of the Distributor’s Contract pursuant to the above will be without the payment of any penalty.

            (i)         Agent Company Agreement:

            The Agent Financial Instruments Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party thereto, to the addresses listed therein, subject to the appointment of a successor agent financial instruments company for the fund in Japan insofar as such appointment is required in Japan.

            (j)         Japan Dealer Sales Contract:

Mortgage Securities Fund

            Either party thereto may terminate the Japan Dealer Sales Contract, without cause, upon 30 days’ written notice to the other party. Either party thereto may also terminate the Japan Dealer Sales Contract for cause upon the violation by the other party of any of the provisions thereof, such termination to become effective on the date such notice of termination is mailed to the other party.

 D.       Issue of Warrants, Subscription Rights, etc.

            The fund may not grant privileges to purchase shares of the fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

4.         INFORMATION CONCERNING RIGHTS OF SHAREHOLDERS, ETC.

(1)        Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company cannot exercise directly their Shareholder rights because their Shares are registered in the name of the custodian.  Shareholders in Japan may have the Distributor or the Sales Handling Company exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Company.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Company may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i)      Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes vote together as a single class except when otherwise required by law or as determined by the Trustees. The Trustees may take many actions affecting the fund without shareholder approval, including under certain circumstances merging the fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii)       Redemption rights

Shareholders are entitled to request redemption of Shares at their net asset value at any time.

(iii)      Rights to receive dividends

Mortgage Securities Fund

            Shareholders are entitled to receive any distribution from net investment income monthly and any net realized capital gains annually. Distributions from capital gains are made after applying any available capital loss carryovers.

            Shareholders in the U.S. may choose to reinvest distributions, capital gains or both in additional shares of the fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

 (iv)     Right to receive distributions upon dissolution

Shareholders of the fund are entitled to receive distributions upon dissolution in proportion to the number of shares they then hold, except as otherwise required.

(v)       Right to inspect accounting books and the like

            Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts. The Trustees shall from time to time determine whether and to what extent, at what times and places and under what conditions and regulations any of the accounts and books of the fund shall be open to the inspection of the Shareholders, and no Shareholder shall have any right to inspect any account or book or document of the fund except as conferred by law or otherwise by the fund or by the Bylaws.

(vi)      Right to transfer shares

            Shares are transferable without restriction except as limited by applicable law.

(vii)     Rights with respect to the U.S. registration statement

            If, under the 1933 Act, there is, at the time since it became effective, any material false or misleading statement in the fund’s U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(2)       Foreign Exchange Control in U.S.A.

In the U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3)       Agent in Japan:

                        Mori Hamada & Matsumoto

                        Marunouchi Park Building

                        6-1, Marunouchi 2-chome,

                        Chiyoda-ku, Tokyo

Mortgage Securities Fund

            The foregoing law firm is the true and lawful agent of the Investment Management Company with full power of substitution and revocation, to represent and act for and in the name, place and stead of the Investment Management Company or the fund in Japan for the purpose of; (i) the receipt of any and all communications, claims, actions, proceedings and processes against the Investment Management Company or the fund as to matters involving problems under laws including Luxembourg Laws and Japanese laws and the rules and regulations of the JSDA and (ii) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and redemption in Japan of the Shares of the fund.

            The agent for the continuous disclosure, etc. with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned and the agent with the Financial Services Agency is as follows:

                        Ken Miura

                        Attorney-at-Law

                        Mori Hamada & Matsumoto

                        Marunouchi Park Building

                        6-1, Marunouchi, 2-chome,

                        Chiyoda-ku, Tokyo

 (4)      Jurisdiction:

            The fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Shares of the fund acquired by Japanese investors.

                        Tokyo District Court

                        1-4, Kasumigaseki 1-chome,

                        Chiyoda-ku, Tokyo

            Enforcement proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

Mortgage Securities Fund

III.      FINANCIAL CONDITIONS OF THE FUND

1.         FINANCIAL STATEMENT

2.         CURRENT CONDITIONS OF THE FUND

            Statement of Net Assets

            Please see separate excel sheet. Omitted from this document.

IV.       SUMMARY OF INFORMATION CONCERNING FOREIGN

            INVESTMENT FUND SECURITIES

1.       Transfer of the Shares

            The transfer agent for the registered share certificates is the Investor Servicing Agent, 100 Federal Street, Boston, MA 02110, U. S. A.

            The Japanese investors who entrust the custody of their shares to the Distributor or the Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

            No fee is chargeable for the transfer of shares.

2.       Shareholders’ meeting

          There are no annual shareholders’ meetings. Special shareholders’ meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3.       Special privilege and restriction of transfer for Shareholders

          No special privilege is granted to Shareholders.

            The acquisition of Shares by any person may be restricted

Mortgage Securities Fund

PART III.  SPECIAL INFORMATION

I.          OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1.         OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is same as the description in “Part II. Information on the Fund, I. Description of the Fund, 1. Nature of the Fund, (3) Structure of the Fund, D. Investment Management Company” in Part I above.

2.         DESCRIPTION OF BUSINESS AND OUTLINE OF OPERATION

            The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2019, the Investment Management Company managed, advised, and/or administered the following 99 funds and fund portfolios (having an aggregate net asset value of over $79 billion (unaudited)).

            Please see separate excel sheet. Omitted from this document.

3.         FINANCIAL CONDTIONS OF THE INVESTMENT MANAGEMENT COMPANY

            Japanese translation of financial statements of the Investment Management Company is attached to the Japanese version of the Securities Registration Statement.

4.         RESTRICTION ON TRANSACTIONS WITH INTERESTED PARTIES:

            Portfolio securities of the fund may not be purchased from or sold or loaned to any Trustee of the fund, the Investment Management Company, acting as investment adviser of the fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the fund’s prospectus and is consistent with the fund’s current compliance policy pursuant to rule 17a-7 under the 1940 Act.

5.         MISCELLANEOUS

(1)     Election and Removal of Directors

            Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

(2)     Election and Removal of Officers

            Officers of the Investment Management Company are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(3)     Supervision by SEC of Changes in Directors and Certain Officers

Mortgage Securities Fund

            The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Advisers Act, which reports, lists and provide certain information relating to directors and officers of the Investment Management Company.

            Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of the federal securities laws.

  (4)     Amendment to the Articles of Organization, Transfer of Business and Other Important Matters

            (i)         Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders’ vote.

            (ii)        Under the Delaware Limited Liability Company Act, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

            (iii)       The Investment Management Company has no direct subsidiaries.

  (5)     Litigation and Other Significant Events

            Not applicable.

Mortgage Securities Fund

II.        OUTLINE OF THE OTHER RELATED COMPANIES

1.         NAMES, AMOUNT OF CAPITAL AND DESCRIPTION OF BUSINESS

(1)       “Investor Servicing Agent”

Name:	Putnam Investor Services, Inc. (Includes Parent Company Relationship as a component of equity.)
Amount of Capital:	US$7,768,840 * (unaudited) (JPY846 million) as of the end of December 2018 * Consists of all components of equity and Parent Company relationship.
Description of Business:

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam Investments, parent of the Investment Management Company. Putnam Investor Services, Inc. has been providing paying agent and shareholder service agent services to mutual funds, including the fund, since its inception.

(2)       “Custodian” “Sub-accounting Agent”

Name:	State Street Bank and Trust Company
Amount of Capital:	US$25,730,938 thousand (unaudited) (JPY2,803.643 billion) as of the end of September 2018
Description of Business:

State Street Bank and Trust Company is a Massachusetts trust company and wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds since 1924 and to the fund since January 2007.

(3)       “Principal Underwriter”

Name:	Putnam Retail Management Limited Partnership
Amount of Capital:	US$51,249,815* (unaudited) (JPY5.6 billion) as of the end of December 2018 * Consists of all components of equity. Excludes Parent Company relationship.
Description of Business:	Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam funds, including the fund.

(4)       “Sub-Investment Management Company”

Name:	Putnam Investments Limited
Amount of Capital:

US$18,644,902 * (unaudited) (JPY2 billion) as of the end of December 2018

* Consists of figure reported to FCA (UK Regulatory Accounting) on a semi-annual basis, translated into US Dollars. On non-reporting month-ends, consists of the prior reported figure rolled forward to include net income or loss.

Mortgage Securities Fund

Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned subsidiary of Putnam Investments, parent company of the Investment Management Company.

Putnam Investments Limited provides a full range of international investment advisory services to institutional and retail clients.

(5)       “Distributor in Japan” “Agent Company”

Name:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
Amount of Capital:	JPY40.5 billion as of the end of January 2019
Description of Business:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. engages in the type 1 financial instrument business under the Financial Instruments and Exchange Law.

2.             OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(1)        “Investor Servicing Agent”

            Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the fund.

(2)        “Custodian” “Sub-accounting Agent”

            State Street Bank and Trust Company provides custody services for the fund’s assets to the fund.

(3)        “Principal Underwriter”

            Putnam Retail Management Limited Partnership provides marketing services to the fund.

(4)        “Sub-Investment Management Company”

            Putnam Investments Limited has been retained to, but does not currently, provide investment advisory services for a portion of the fund’s assets as determined by the Investment Management Company.

(5)        “Distributor in Japan” “Agent Company”

            Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. acts as a Distributor in Japan and Agent Financial Instruments Company for the fund in connection with the offering of shares in Japan.

3.         CAPITAL RELATIONSHIP

            100% of the ownership interest in each of the Investment Management Company and the Sub-Investment Management Company is held by Putnam Investments, LLC.

III.       OUTLINE OF INVESTMENT FUND SYSTEM

OUTLINE OF THE SYSTEM OF BUSINESS TRUSTS IN MASSACHUSETTS

Prepared in separate WORD document.

Mortgage Securities Fund

IV.  MISCELLANEOUS

(1)        As to information set forth from the cover page to the page before the main text of the Japanese prospectus:.

            (i)         The start date of use may be set forth

            (ii)        The following may be set forth:

                         - A statement to the effect of “Please read the contents of this Prospectus carefully before subscribing.”.

            (iii)       The name or other logos and marks, etc. of the Investment Management Company be described.

            (iv)       Design may be used.

(2)        The following sentences may be included as investment risks in the Mandatory Prospectus:

            -           “All profit and loss arising in respect of the assets managed by the fund are attributable to the shareholders. There is no assurance that the capital invested in the fund will be secured. The shareholders may incur losses of their principal invested due to the decrease of net asset value per share of the fund. Investment funds are different from saving deposits.”

            -           “The stipulation of Article 37-6 (the so-called “cooling-off”) of the Financial Instruments and Exchange Law does not apply to transactions to be made in relation to the fund.”

(3)        The most recent record of the performance of the fund may be included in the Mandatory Prospectus.

(4)        Main items to be set forth on the share certificate of the fund (if issued ) are as follows:

A.        Front

            (a)       Name of the fund

            (b)       Number of shares represented

            (c)       Signatures of the Chairman and Transfer Agent

            (d)       Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

B.        Back

            (a)       Space for endorsement

            (b)       Description concerning delegation of transfer agency

Mortgage Securities Fund